DELAWARE POOLED TRUST

Macquarie Global Listed Real Assets Fund
(formerly, Delaware Global Listed Real Assets Fund) (the “Fund”)

Supplement to the Fund’s Statutory Prospectus dated February 27, 2025, as amended

Effective on or around July 31, 2025, the following replaces the information in the Fund’s statutory prospectus section entitled “How we manage the Fund – Our principal investment strategies”:

Our principal investment strategies

The Fund seeks to achieve its investment objective by investing in listed real assets securities, which include the following categories:

• Real Estate Securities;
• Infrastructure Securities;
• Natural Resources Securities; and
• Inflation-Linked Securities (collectively, “Real Assets Securities”).

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Real Assets Securities (80% policy). The Fund will invest at least 30% of its net assets in foreign securities, including emerging markets issuers. The Fund may purchase both equity and fixed income securities. The Fund may invest in securities of companies or issuers of any size market capitalization.

The Fund seeks to achieve its objectives by investing in a combination of underlying securities representing a variety of asset classes and investment styles. MIMAK, the Fund's sub-advisor, and the Manager use an active allocation approach when selecting investments for the Fund. The Fund has flexibility in the relative weightings given to each of these categories. In addition, the Fund may, in the future, invest in additional investment categories other than those listed herein, to the extent consistent with the Fund's investment objective.

For purposes of the 80% policy, Real Estate Securities are defined as any security tied to a company or issuer that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) commits at least 50% of its assets to activities related to real estate. For purposes of selecting investments in Real Estate Securities, the Fund defines the real estate sector broadly, including but not limited to real estate investment trusts (REITs); real estate operating companies (REOCs); firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies; and debt securities, including securitized obligations, which are predominantly supported by real estate assets. Real Estate Securities also include fixed income securities, which are issued by related companies, which may include mortgage-backed securities (MBS), residential MBS (RMBS), or commercial MBS (CMBS).

For purposes of the 80% policy, Infrastructure Securities are defined as any security tied to a company or issuer that (i) derives at least 50% of its revenue or profits, either directly or indirectly, from infrastructure assets, or (ii) commits at least 50% of its assets to activities related to infrastructure. For purposes of selecting investments in Infrastructure Securities, the Fund defines the infrastructure sector broadly, including but not limited to the physical structures, networks and systems of transportation, energy, water and sewage, and communication. Infrastructure Securities also include master limited partnerships (MLPs) and both investment grade and high yield fixed income securities, which are issued by related companies.

For purposes of the 80% policy, Natural Resources Securities are defined as any security tied to a company or issuer that (i) derives at least 50% of its revenues, profits or value, either directly or indirectly, from natural resources assets including, but not limited to: (a) timber and agriculture assets and securities; (b) commodities and commodity-linked assets and securities, including, but not limited to, precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, metals such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities; and (c) energy, including the exploration, production, processing and manufacturing of hydrocarbon-related and chemical-related products; or (ii) provides supporting services to such natural resources companies. Natural Resources Securities also include both investment grade and high yield fixed income securities, which are issued by related companies.

For purposes of the 80% policy, Inflation-Linked Securities are defined as securities designed to help protect investors from inflation. Inflation-linked securities include US and Global TIPS securities (generally sovereign debt with inflation-linked coupon step-ups). The sleeve seeks long-term capital growth by investing in inflation-linked debt securities of global bond markets. The sleeve will primarily invest in developed market inflation-linked debt securities. The sleeve may invest assets in derivatives instruments that have economic characteristics that are similar to inflation-protected bonds as well as derivatives instruments to manage duration. The sleeve's currency exposure will normally be hedged back to the US Dollar through use of derivatives.

The Fund may use a wide range of derivatives instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Fund's portfolio characteristics. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

From time to time, the Fund may invest in stapled securities to gain exposure to infrastructure companies in Australia. A stapled security is a type of financial instrument. It consists of two or more securities that are contractually bound to form a single salable unit; they cannot be bought or sold separately.

The Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is tax-free to the extent of a shareholder's basis in the Fund's shares and reduces the shareholder's basis to that extent.

In connection with their dynamic asset-allocation framework, MIMAK and the Manager will also manage a tactical / completion sleeve and such sleeve will typically vary from 0% to 20% of the Fund's total assets and primarily hold derivatives and exchange-traded funds (ETFs). If applicable, the derivatives and ETFs within the tactical / completion sleeve will also be counted towards the asset classes noted above.

Within this tactical / completion sleeve the Fund may invest in ETFs managed by the Manager and/or its affiliates (“Affiliated ETFs”) and ETFs that are managed by unaffiliated investment advisers (“Unaffiliated ETFs”).  In selecting underlying ETFs, the MIMAK and the Manager may select certain Affiliated ETFs, even if there may (or may not) be one or more Unaffiliated ETFs that investors might regard as equally or more attractive to the Fund.

In addition, MIMAK and the Manager may seek investment advice and recommendations relating to fixed income securities from their affiliates: Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL to execute Fund equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities, as applicable, in certain markets where the Manager believes it will be beneficial to utilize MIMEL's or MIMGL's specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMEL and

MIMGL are also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

The Fund's investment objectives are nonfundamental. This means that the Fund's Board of Trustees (Board) may change the objectives without obtaining shareholder approval. If the objectives or the 80% policy were changed, the Fund would notify shareholders at least 60 days before the change became effective.

Effective on or around July 31, 2025, the following replaces the information in the Fund’s statutory prospectus section entitled “How we manage the Fund – The risks of investing in the Fund – Exchange-traded funds risk”:

Exchange-traded funds risk
The risks of investing in securities of an ETF typically reflect the risks of the instruments in which the underlying ETF invests.

Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV. In addition, ETFs are investment companies, and a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund's expenses may be higher and performance may be lower.

Because the Fund’s Manager or its affiliates provide services to and receive fees from the Affiliated ETFs, the Fund’s investments in Affiliated ETFs may benefit the Manager and/or its affiliates.  In addition, it is possible that the Fund may hold a significant percentage of the shares of an Affiliated ETF. As a result, the Fund’s investments in Affiliated ETFs may create a conflict of interest.  In addition, the Manager’s authority to allocate investments among Affiliated and Unaffiliated ETFs creates conflicts of interest.  For example, investing in Affiliated ETFs could lead to increased assets under management or help support particular investment strategies or the Affiliated ETFs.

The in-kind redemption and purchase mechanism of ETFs used by market makers seeking to arbitrage away any differences in the market value as compared with net asset value generally keeps premium or discounts to a minimal level.

How the Fund strives to manage it: When investing in investment company securities, which include securities of ETFs, the Fund may rely on rules, regulations or no-action or exemptive relief under the 1940 Act to exceed the statutory limits imposed on such investments by the 1940 Act. Under normal circumstances, the Fund's total investments in investment companies, including ETFs, will not exceed 10% of net assets in any one investment company and 20% in all positions in investment companies in the aggregate.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated June 27, 2025.